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                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


      300 East Delaware Avenue, 8th Floor
             Wilmington, Delaware                           19809
    (Address of principal executive offices)              (Zip Code)


                               Patrick J. Crowley
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2505
            (Name, address and telephone number of agent for service)

                          MEDCO HEALTH SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

             Delaware
  (State or other jurisdiction of                     22-3461740
   incorporation or organization)          (I.R.S. Employer Identification No.)

       100 Parsons Pond Drive
     Franklin Lakes, New Jersey                         07417
(Address of Principal Executive Offices)              (Zip Code)

                                 Debt Securities
                       (Title of the Indenture Securities)

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                                    FORM T-1
                                    --------

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the
                                   Trustee.

             a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

             b)  Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15        Not applicable because, to the best of Trustee's
                  knowledge, the Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under the indenture to be qualified.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

              1. A copy of the  Articles of  Association  of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

              2. A copy of the  certificate  of  authority  of the Trustee to commence  business,  incorporated  herein by reference to
                 Exhibit 2 of Form T-1, Document 6 of Registration
                 No. 333-84320.

              3. A copy of the  certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

              4. A copy of the existing  bylaws of the  Trustee,  as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

              5. Not applicable.

              6. The consent of the Trustee  required by Section  321(b) of the
                 Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

              7. Report of Condition of the Trustee as of March 31, 2002,
                 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

              8. Not applicable.

              9. Not applicable.



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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 4th day of June, 2002.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION

                                       By:  /s/ Patrick J. Crowley
                                            ------------------------------------
                                            Patrick J. Crowley
                                            ------------------
                                            Vice President


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Exhibit 7

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                 As of 3/31/2002

                                    ($000's)

                                                                     3/31/2002
                                                                   -------------
Assets
     Cash and Due From Depository Institutions                          $73,646
     Fixed Assets                                                           367
     Intangible Assets                                                   47,815
     Other Assets                                                        13,306
                                                                       ---------
         Total Assets                                                  $135,134

Liabilities
     Other Liabilities                                                  $10,844
                                                                       ---------
     Total Liabilities                                                  $10,844

Equity
     Common and Preferred Stock                                          $1,000
     Surplus                                                            125,932
     Undivided Profits                                                   (2,642)
                                                                       ---------
         Total Equity Capital                                          $124,290

Total Liabilities and Equity Capital                                   $135,134

--------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:  /s/ Patrick J. Crowley
     Vice President


Date: June 4, 2002


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